UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  January 12, 2015
Santander Holdings USA, Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-16581	23-2453088
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
75 State Street, Boston, Massachusett	02109
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code:  (617) 346-7200
n/a
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.
On January 12, 2015, Santander Bank, N.A. (the "Bank"), a wholly-owned subsidiary of Santander Holdings USA, Inc. (the "Company"), completed the offer and sale of $750,000,000 aggregate principal amount of its 2.00% Senior Notes due 2018 (the "Fixed Rate Notes") and $250,000,000 aggregate principal amount of its Senior Floating Rate Notes due 2018 (the "Floating Rate Notes" and, together with the Fixed Rate Notes, the "Notes").  The Notes were issued pursuant to a Fiscal and Paying Agency Agreement, dated January 12, 2015 (the "Fiscal and Paying Agency Agreement"), between the Bank and Deutsche Bank Trust Company Americas, as fiscal agent, registrar, paying agent, transfer agent and calculation agent.
The Notes were issued pursuant to an exemption from registration provided by Section 3(a)(2) of the Securities Act of 1933, as amended.
The Notes mature on January 12, 2018. The Notes are subject to redemption at the option of the Bank, in whole or in part, on or after the 30th day prior to the maturity date.
The Fixed Rate Notes will bear interest at a rate of 2.00% per annum. The Floating Rate Notes will bear interest at a rate equal to Three-Month LIBOR (as defined in the Floating Rate Notes) plus 93 basis points per annum. Interest on the Fixed Rate Notes will be payable semi-annually in arrears on January 12 and July 12 of each year, commencing July 12, 2015, through the date of maturity. Interest on the Floating Rate Notes will be payable quarterly in arrears on January 12, April 12, July 12 and October 12 of each year, commencing April 12, 2015, through the date of maturity. Payments will include interest accrued to (but excluding) the relevant interest payment date. Interest on the Notes will be calculated on the basis of a 360-day year comprising twelve 30-day months.
The Fiscal and Paying Agency Agreement, including the form of Fixed Rate Notes and the form of Floating Rate Notes, is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.  The foregoing description of the Fiscal and Paying Agency Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description
99.1
Fiscal and Paying Agency Agreement, dated January 12, 2015, between the Bank and Deutsche Bank Trust Company Americas, as fiscal agent, registrar, paying agent, transfer agent and calculation agent (including the form of 2.00% Senior Notes due 2018 and the form of Senior Floating Rate Notes due 2018).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTANDER HOLDINGS USA, INC.

Dated: January 13, 2015	By: /s/Gerard A. Chamberlain
Name: Gerard A. Chamberlain
Title: Senior Vice President and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1
Fiscal and Paying Agency Agreement, dated January 12, 2015, between the Bank and Deutsche Bank Trust Company Americas, as fiscal agent, registrar, paying agent, transfer agent and calculation agent (including the form of 2.00% Senior Notes due 2018 and the form of Senior Floating Rate Notes due 2018).